PAINEWEBBER INCORPORATED

                       PRELIMINARY BACKGROUND INFORMATION

                      FREMONT HOME LOAN OWNER TRUST 1999-1





                                   DISCLAIMER

--------------------------------------------------------------------------------
The information included herein is produced and provided exclusively by PaineWebber Incorporated ('PW') as one of the underwriters for the Fremont Home Loan Owner Trust 1999-1, Home Loan Asset-Backed Notes, Series 1999-1, and not by or as agent for Fremont Investment & Loan or any of its affiliates (collectively, the "Transferor" and "Master Servicer") or for PaineWebber Mortgage Acceptance Corporation IV (the "Depositor"). Neither the Depositor nor the Transferor has prepared, reviewed or participated in the preparation hereof, nor are they responsible for the accuracy hereof and they have not authorized the dissemination hereof. The analysis in this report is accurate to the best of PW's knowledge and is based on information provided by the Transferor. PW makes no representations as to the accuracy of such information provided by the Transferor. The information herein is preliminary, and will be superseded in its entirety by the applicable prospectus supplement and prospectus and by any other information subsequently filed with the Securities and Exchange Commission.

All opinions and conclusions in this report reflect PW's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, PW does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. PW (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, PW may make a market in the securities referred to herein. Neither the information nor the opinions expressed shall be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. Finally, PW has not addressed the legal, accounting and tax implications of the analysis with respect to you and PW strongly urges you to seek advice from your counsel, accountant and tax advisor.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
            THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID
               NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR
            PAINEWEBBER INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.
--------------------------------------------------------------------------------
                               [PAINEWEBBER LOGO]

GENERAL DEAL INFORMATION


Deal Name         Fremont Home Loan Owner Trust 1999-1                    e.g. CONHE 98-1
Depositor         PaineWebber Mortgage Acceptance Corporation IV
Transferor        Fremont Investment & Loan
Originator        Fremont Investment & Loan
Lead\Co Managers  PaineWebber Inc. (lead)                                 Chase Securities (co)     Credit Suisse First Boston (co)
Total Collateral  $418,342,161 (approximate)
Cut-off Date      3/1/99 C.O.B.
Bond Insurer      FSA                                                     e.g. MBIA
Trustee           First Union National Bank
Master Servicer   Fremont Investment and Loan                             e.g Advanta
Sub-servicer      Fairbanks Capital Corp.                                 e.g. Ameriquest
Sub-servicer
Sub-servicer

                      Name                 Type                            Company                      Tel.             Fax.
                  ----------------------------------------------------------------------------------------------------------------
Contact           Andrew Lipton        Rating Agency              Moody's                           212-553-7103     212-553-4773
Contact           Bridget Steers       Rating Agency              S & P                             212-208-5315     212-412-0224
Contact           n/a                  Rating Agency              Fitch
Contact           n/a                  Rating Agency              DCR
Contact           Robin Belanger       Trustee                    First Union National Bank         301-874-6050     301-874-2002
Contact           Ronald Warwick       Master Servicer            Fremont Investment and Loan       714-283-6560     714-283-6509
Contact           Tony Malanga         Issuer Capital Markets     PaineWebber Mortgage Acceptance   212-713-4002     212-957-1019
                                                                  Corporation IV
Contact           Chris Schoen         Lead Manager Banker        PaineWebber Inc. (lead)           212-713-2173     212-713-7999


   THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH
      A DISCLAIMER, PLEASE CONTACT YOUR PAINEWEBBER INCORPORATED FINANCIAL
                              ADVISOR IMMEDIATELY.

Settlement Date                      Mar 23, 1999                                                  SMMEA         yes
1st Fixing Date                      Mar 19, 1999   Date certificates first fix on                 ERISA         yes
Payment Day (of Month)                    25        e.g. 25 for the 25th of each month             REMIC         no
1st Accrual Period                     23-Mar-99           to         24-Apr-99
Business Day Convention                Following
Accrual Day Convention                    no        e.g. If the last day in the accrual period
                                                    is not a business day, does the period
                                                    extend to the next good day ?
Day Count Basis                         ACT/360     e.g. ACT/360
Settles with accrued                      no
Payment Delay                              0        Days
Look back from distribution date           2        Days between distribution and fixing date
LIBOR Reference Rate                   Telerate     LIBO, T3750
Cashflows Modelled on Bloomberg           yes       Yes/No

                                   To Call       To Maturity    Pricing         Post Call   Target
Floating Tranches Original Face WAL  Maturity WAL    Maturity   Speed  Index Margin Margin Subord'n Moody's S & P Fitch Duff No Wrap
----------------- ------------- ---- -------- ---- ----------- ------- ----- ------ ------ -------- ------- ----- ----- ---- -------
Series 1999-1       418,342,161 2.39 08/05    2.60 01-Mar-1930 30% CPR 1M LIB                0.0%     Aaa    AAA               FSA
                                                                       1M LIB
                                                                       1M LIB
                                                                       1M LIB
                                                                       1M LIB
                  -------------
Total Floating      418,342,161
                  -------------
Total Fixed                                                                   Coupon for fixed
                  -------------
      Total         418,342,161
                  -------------


Floating Pricing Speed Definition:

                    30% CPR for all
                    Collateral
                    (inlcuding some
                    fixed rate product)      e.g. Define HEP or prepayment
                                             model used


Fixed Collateral Pricing Speed Definition:

                    none                     e.g. Define HEP or prepayment
                                             model used


   THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH
      A DISCLAIMER, PLEASE CONTACT YOUR PAINEWEBBER INCORPORATED FINANCIAL
                              ADVISOR IMMEDIATELY.

PURCHASE INFORMATION

                      Tranche            Purchase          Credit                   Pricing     To Maturity
  Certificate           Size              Amount          Approval       Price       Speed          WAL         Maturity
----------------------------------------------------------------------------------------------------------------------------
Series 1999-1        418,342,161.00                                               30% CPR                 2.6    1-Mar-2030



Subordination Information (This section is calculated and is only valid for senior-sub deals).

                             Tranche Size                    Subordination           Model
  Certificate         Initial            Stepdown         Initial      Stepdown     Subord.
-----------------------------------------------------------------------------------------------
AAA                   $ 418,342,161
AA
A
BBB
                      -------------
O/C                             $ 0
                      -------------      -------------
Total                 $ 418,342,161                $ 0
                      -------------      -------------


[The model subordination is the parameter used in the tranche details for the credit model.]

We are bidding this deal at x subject to all the features discussed being structured into this deal to our satisfaction. We require a prospectus and pooling and servicing agreement to be sent to us directly, and also have the right to put the deal back to you at 100 within 1 week of receipt of the prospectus and pooling and servicing agreement, should we find that you have not delivered the structure initially discussed


----------------------------------------------------------------------------------------------------------------------------------
  Underwriter       Retention           Order          Minimum      Guarantee     Bought               Contingent on
----------------------------------------------------------------------------------------------------------------------------------




----------------------------------------------------------------------------------------------------------------------------------
POT
----------------------------------------------------------------------------------------------------------------------------------
Total                       -               -                -              -          -

----------------------------------------------------------------------------------------------------------------------------------
  Underwriter       Retention           Order          Minimum      Guarantee     Bought               Contingent on
----------------------------------------------------------------------------------------------------------------------------------




----------------------------------------------------------------------------------------------------------------------------------
POT
----------------------------------------------------------------------------------------------------------------------------------
Total                       -               -                -              -          -

----------------------------------------------------------------------------------------------------------------------------------
  Underwriter       Retention           Order          Minimum      Guarantee     Bought               Contingent on
----------------------------------------------------------------------------------------------------------------------------------




----------------------------------------------------------------------------------------------------------------------------------
POT
----------------------------------------------------------------------------------------------------------------------------------
Total                       -               -                -              -          -

   THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH
      A DISCLAIMER, PLEASE CONTACT YOUR PAINEWEBBER INCORPORATED FINANCIAL
                              ADVISOR IMMEDIATELY.

CREDIT ENHANCEMENT

Percentage of whole deal purchased                                    N/A           %

Overcollateralisation

Initial Amount                                   0% ($ amount)
Target                                        4.00% (of original)
Stepdown                                      8.00% (of current)
Stepdown Floor                                0.50% (of original)

Stepdown when AAA balance is 0                                        NA            yes/no
Stepdown when AAA senior credit enhancement reached                   NA            yes/no
Specified Stepdown Date, if no tigger event.                          25-May-01     Date
Do trigger events prevent 'OC Stepdown' ?                             yes           yes/no

Structural Features

Senior-Subordinate
Servicer advances full recoverable interest and principal             interest      Yes/no
Monoline Wrap
Ultimate Principal                                                    yes           Yes/no
Timely Interest                                                       yes           Yes/no
Policy pays without exception                                         yes           Yes/no
Losses
Can losses be repaid from future excess spread ?                      N/A           yes/no
Can all losses be applied to subordinate certificates ?               N/A           Yes/no
If not what are the limits
Special Hazard                                                        -             $ amount
Bankruptcy                                                            -             $ amount
Fraud                                                                 -             $ amount

Triggers

Senior Enhancement %                                N/A
Delinquency Trigger                                 10.50%     % of senior enhancement more than 90 days delinquent.
Current value or rolling average ?                  6 mo. avg

                                     From Date           To Date            %
                                ---------------------------------------------------
Loss Trigger                                 0                24         1.25%      % of initial more than 60 day delinquent
                                            25                36         1.75%
                                            37                48         2.50%
                                            49               360         3.15%


Do both triggers need to be active ?                                     yes ?      yes/no

   THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH
      A DISCLAIMER, PLEASE CONTACT YOUR PAINEWEBBER INCORPORATED FINANCIAL
                              ADVISOR IMMEDIATELY.

DEAL STRUCTURAL FEATURES

Definitions
Interest catchup ....................   Reimbursement of coupon, and interest
                                        there-on, not paid due to limitation by
                                        the available funds cap, paid from
                                        future excess spread.

Interest carry forward ..............   Reimbursement of coupon, and interest
                                        thereon, not paid due to lack of cash
                                        available in any month due to very high
                                        delinquency levels.

Excess Spread pays back interest catchup                               yes                          Yes/no
AAA Interest carry forward pays before AA Current Interest             n/a                          Yes/no
All interest arrears accrue at marginal rate                           yes                          Yes/no
Are all interest arrears paid at call?                                 no                           Yes/no
Is available funds defined as a rate or a cash amount                  cash amt
Is compensating interest paid on prepayments ?                         up to servicing fee
Is compensating interest paid on curtailments?                         up to servicing fee ?        Yes/no
Does comp. int. affect av. funds or certificate coupon?                no
Any coupon stepdown for good performance ?                             no                           Yes/no

Call Structure
Deal callable at                                                       10%                          %
Senior Margin Stepup after first call date                             2 x spread                   e.g 2 for double margin rate
Subordinate Margin Stepup after first call date                        n/a                          e.g 1.5
Call % based on

Pre-funding
% prefunded                                                            n/a                          %
Final date for prefunding amount to prepay                             n/a                          Date

Fees
Surety                                                                      20 bps (may be 18)
Servicer Fees (bps)                                                               50 bps
Trustee Fees (bps)                                                                2 bps
Carve-out Fees (bps)                                                     50 bps starting in 4/00
Total                                                                            122 bps


   THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH
      A DISCLAIMER, PLEASE CONTACT YOUR PAINEWEBBER INCORPORATED FINANCIAL
                              ADVISOR IMMEDIATELY.

COLLATERAL BREAKDOWN

                 e.g. lib6, 1yr fixed /29 LIB, 2yr fixed/28 LIB,
          3yr fixed/27 LIB, 4yr fixed/26 LIB, 5yr fixed/25 LIB, Fixed

-----------------------------------------------------------------------------------------------------------------------------------
         Index               2/28 Lib          3/27 Lib         6 mon Libor           Fixed                              Ave
-----------------------------------------------------------------------------------------------------------------------------------
% of Prin Bal                 63.57%            19.67%             7.55%              9.20%
$ Amount                   265,941,666        82,292,735         31,599,381       38,508,379                         418,342,161
WAM                            358                358               354                348                               357
Mth to Roll                     22                34                 5                  -                                23
Gross Margin                   6.3                6.2               6.2                                                 6.26
Initial Gross Cpn             9.85%              9.87%             8.98%             10.54%                             9.85%
Gross Cap                     16.84%            16.88%             15.98%                                              16.78%
Floor                         9.85%              9.87%             8.98%                                                9.78%
Initial interim               3.00%              3.02%             1.23%                                                2.85%
Interim Cap                   1.50%              1.51%             1.23%                                                1.48%

Current av
FI av
Net cap
Libor

18 Month WAC prediction, assuming constant LIBOR- Gross WAC    Delinquencies

----------------------------------------------
   Month       W.A.C       Month      W.A.C                    Maximum % initially 30 day delinquent                    3.77%
----------------------------------------------
     1         9.861%       10        9.861%                   Maximum % initially 60 day delinquent                    0.13%
     2         9.861%       11        9.861%
     3         9.861%       12       10.130%
     4         9.861%       13       10.130%
     5         9.861%       14       10.130%
     6         9.861%       15       10.130%
     7         9.861%       16       10.130%
     8         9.861%       17       10.130%
     9         9.861%       18       10.131%

   THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH
      A DISCLAIMER, PLEASE CONTACT YOUR PAINEWEBBER INCORPORATED FINANCIAL
                              ADVISOR IMMEDIATELY.

DISPERSION FIGURES

                        --------------------------------------------
                              Min             Max          W.Avg
                        --------------------------------------------
Gross Coupon                      6.99%          15.25%       9.86%
Margin                             4.00           12.00        6.26
Cap                              13.99%          30.90%      16.78%
Floor                             6.99%          14.25%       9.78%
Loan Size                         9.953         478,937     113,711
LTV                              10.00%          90.00%      77.00%
Debt to Income                     0.03            64.7       39.68
--------------------------------------------------------------------


LOAN SIZE DISTRIBUTION

--------------------------------------------------------
       Loan Size            % Prin          No. Of
       ($1,000s)            Balance          Loans
--------------------------------------------------------
     (less than)50                5.56%             621
        50-100                   23.36%            1312
        100-150                  26.47%             900
        150-300                  37.11%             757
        300-500                   7.50%              89
   (greater than)500              -                   -
--------------------------------------------------------


LTV DISTRIBUTION

--------------------------------------------------------
          LTV               % Prin          No. Of
       ($1,000s)            Balance          Loans
--------------------------------------------------------
        0 - 50%                   2.11%             134
       50 - 60%                   4.10%             194
       60 - 70%                  18.04%             809
       70 - 80%                  49.76%            1755
       80 - 90%                  25.99%             787
       90 - 100%                  -                 -
   (greater than)100%             -                 -
--------------------------------------------------------


SEASONING
                           -------------------------
                             % Prin.      No. Of
                             Balance      Loans
                           -------------------------
30 Yr Loans                     99.32%         3641
15 Yr Loans                      0.68%           38
Balloon Loans
----------------------------------------------------
WA Age                            0.25 Years
WA Original Term                   359 Months
WA Remaining Term                  357 Months
---------------------------------------


LARGE LOANS    ((greater than) $500,000)

-------------------------------------------------------------------------------
                                            Credit                     Margin
     Amount         State        LTV        Grade        Coupon         (bps)
-------------------------------------------------------------------------------
N/A





-------------------------------------------------------------------------------


PREPAYMENT CLAUSES BREAKDOWN

----------------------------------------------------
                             % Prin       No. Of
                             Balance      Loans
----------------------------------------------------
           None                 15.01%          612
          1 Year                 2.64%           67
          2 year                 6.09%          204
          3 Year                17.06%          694
          4 Year                 -              -
          5 Year                59.21%         2102
----------------------------------------------------

   THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH
      A DISCLAIMER, PLEASE CONTACT YOUR PAINEWEBBER INCORPORATED FINANCIAL
                              ADVISOR IMMEDIATELY.

-------------------------------
Property Type            %
-------------------------------
Single Family         81.14%
2-4                    7.07%
Condo                  3.30%
                         -
Townhouse                -
PUD                    7.63%
Mobile Home              -
Manu Housing           0.86%
-------------------------------
Total                 100.0%
-------------------------------

-------------------------------
Property Purpose         %
-------------------------------
Owner Occupied        91.26%
Investment             8.42%
2nd Home               0.32%
-------------------------------
Total                100.00%
-------------------------------

-------------------------------
Geographic State         %     Please show at least the states with
-------------------------------the top five highest concentrations of
California            45.22%   collateral in this deal.
Illinois               8.65%
Washington             6.72%
Utah                   5.58%
Michigan               4.37%
------------------------------
Total                  70.5%
------------------------------

------------------------------
Highest ZIP Conc.        %
------------------------------
95076                  0.51%
------------------------------

------------------------------
Loan Reason             %
------------------------------
Purchase              40.40%
Rate/ Term Refi        8.99%
Cash out Refi         32.57%
Debt Consol.          18.03%
------------------------------
Total                 100.0%
------------------------------

------------------------------
Loan Program            %
------------------------------
No Income Verification
Stated Income         28.57%
Low Doc.
Full Doc.             66.16%
Easy                   5.26%
------------------------------
Total                 100.0%
------------------------------

------------------------------
Lien Position           %
------------------------------
1st Lien             100.00%
2nd Lien                -
------------------------------
Total                 100.0%
------------------------------

------------------------------
Origination             %
------------------------------
Retail
Broker
Correspondent
Bulk
------------------------------


------------------------------
Originator              %
------------------------------




------------------------------
Total                  0.0%
------------------------------

   THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH
      A DISCLAIMER, PLEASE CONTACT YOUR PAINEWEBBER INCORPORATED FINANCIAL
                              ADVISOR IMMEDIATELY.

BORROWER CREDIT BREAKDOWN


Issuer Specific Credit Grades

----------------------------------------------------
           % of            No. Of   Margin  Coupon
  Grade    Total    LTV     Loans   (bps)      %
----------------------------------------------------
    A      12.82%   78.85%     449    5.332   9.36%
    A-     41.81%   80.14%    1345    5.447   9.44%
    B      23.09%   77.15%     838    5.681   9.73%
    C      14.18%   73.23%     623    6.060  10.68%
    C-      4.17%   65.35%     230    6.625  11.58%
    D       3.93%   62.66%     194    7.006  12.00%


          --------         --------
  Total    100.0%             3679
          --------         --------


FICO Scores

-------------------------------
    Score       % of   No. Of
   Bracket     Total    Loans
-------------------------------
     N/A



             --------  --------
    Total        0.0%       0
             --------  --------

   THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH
      A DISCLAIMER, PLEASE CONTACT YOUR PAINEWEBBER INCORPORATED FINANCIAL
                              ADVISOR IMMEDIATELY.

Full Issuer Name                    Fremont Home Loan Owner Trust 1999-1
Kondor+ Short Name
Issue date:                           23-Mar-1999
Maturity date:                        01-Mar-1930
Basis:                              ACT/360
                                    Series 1999-1
Principal:                            418,342,161
Indexation ; Fxd / Flt Rate + bps:  1M LIB +        1M LIB +       1M LIB +       1M LIB +      1M LIB +
Maturity date:                           1-Mar-30
Risk Weighting                                50%
Risk Weighting Category             MBS             MBS            MBS            MBS           MBS
K+ Pool Type                        HEL             HEL            HEL            HEL           HEL
Life cap:                                  16.78%
Life floor:                                 9.78%
Interim / per adj rate cap:                 1.48%
Lookback period:                                2
Payment freq and date:                         25   monthly
No. of  payment delay days:                     0   (0 unless stated otherwise)

Additional info

1st fix
1st fix date                          19-Mar-1999
Reference rate                           Telerate
Settles on                            23-Mar-1999

   THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH
      A DISCLAIMER, PLEASE CONTACT YOUR PAINEWEBBER INCORPORATED FINANCIAL
                              ADVISOR IMMEDIATELY.